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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1322 Italian Beef Sides/Fries Hot Dogs/Sausages Burgers Beverages/Beer Salad Pasta/Ribs/Chicken Other Sandwiches Desserts/Other

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 2022 Source: Internal data, public company filings Note: Noodles & Co includes company owned restaurants; Potbelly figures approximate from text disclosures; Shake Shack figures reflect domestic-company operated units; Chipotle figures adjusted to remove delivery premiums

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 2122 Source: Internal data, public company filings Note: Noodles & Co includes company owned restaurants; Potbelly figures approximate from text disclosures; Shake Shack figures reflect domestic-company operated units; Chipotle figures adjusted to remove delivery premiums; Portillo’s AUV includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity and represent AUVs for the twelve months ended September 25, 2022 and September 26, 2021, respectively.

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4322 Note: Restaurant count as of December 31 of each year except for 2022. 2022 restaurant count as of September 25, 2022. Includes C&O of which Portillo's owns 50% of the equity.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4422 3 4 1 4 1 4 2 39 6 7 Note: Restaurant count as of September 25, 2022. (1) Based on study commissioned by Portillo’s by Forum Analytics in 2020. White space potential based on U.S. population as of 2020 and not based on any specific timeframe. Our total potential restaurant count is hypothetical, inherently uncertain and subject to a wide variety of risks. Inclusion of such information is not a guarantee that such targets will be achieved and should not be considered a prediction of future results. (2) Our expected annual growth is based on current management assumptions. These assumptions are inherently uncertain and subject to a wide variety of risks. Inclusion of such information is not a guarantee that such targets will be achieved and should not be considered a prediction of future results. (3) Our new unit economic targets are hypothetical and prepared based on a number of management assumptions. Figures represent target averages of all restaurants built in a given year. While we believe these assumptions are reasonable, there can be no assurance that our new unit economic targets will be achieved by the third year of operation or at all. These assumptions are inherently uncertain and subject to a wide variety of risks. Inclusion of these targets is not a guarantee that such targets will be achieved and should not be considered a prediction of future returns.

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4922 2 1 3 4 CASE STUDY: ARIZONA DEVELOPMENT

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7122 ~795K “ ” ~100k ~25k My hubby is waiting for the Portillo’s food truck to show up so he can have the first Portillos in Texas!” - @Bluelily17 The best hot dog and beef sandwich on the planet! Glad I got to eat at Portillo’s bus! Seriously the best hot dog in the world! - @PutterRenee

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7522 Brian BaumgartnerLance BassErin Andrews

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v

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 9722 16.6% 19.3% 18.4% 15.7% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% $0 $20 $40 $60 $80 $100 $120 NET INCOME (LOSS) *Includes $36.1 million (pre-tax) of additional IPO transaction-related fees and expenses $69 $53 *$38.7 million (pre-tax) of additional transaction-related fees and expenses YTD 2021 $40.5 million (pre-tax) of additional transaction-related fees and expenses LTM Q3 2022 24.4% 26.8% 26.6% 23.6% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% $0 $20 $40 $60 $80 $100 $120 $140 $160 Note: All figures as of the end of Q3 2022. (1) Same restaurant sales includes restaurants open for minimum of 24 months and excludes restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable financial measure stated in accordance with GAAP *$38.7 million (pre-tax) of additional transaction-related fees and expenses YTD 2021 $40.5 million (pre-tax) of additional transaction-related fees and expenses LTMQ3 2022

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 9822 24% 22% 25% 23% 18% 0% 10% 20% 30% 40% 50% 60% 70% $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 0% 10% 20% 30% 40% 50% 60% 70% $8.0 $8.5 $9.0 $9.5 $10.0 $10.5

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 9922 Note: Per person average per The NPD Group as of TTM ended June 2022. (1) Includes all restaurants Q3 2022 vs Q3 2019

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10022 Note: Peers include: Shake Shack, Chipotle, Chick-fil-A, Panera, Five Guys, McDonald’s. Menu price increases estimated from a non-exhaustive but uniform basket of goods across geographies. Price increases calculated based on prices at ending week of each quarter. Peer average is a straight average of individual calculated price increases (1)

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10122 • New restaurants are immediately cash flow positive • High percentage of operating cash flow reinvested to build new restaurants • Restaurant maintenance capex is 10-15% of total capex on average • Over the long run, excess FCF could be used for shareholder returns

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10422 Real Estate Strategy: Focus on great real estate ✓ Building in growth markets Building local scale Driving supply chain efficiency

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10522 ARIZONA RESTAURANTS

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 10922 Q&A

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 11122 (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees. (5) Represents remeasurement of the Tax Receivable Agreement liability.

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